UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 30, 2019

QRONS INC.
(Exact name of registrant as specified in its charter)

Wyoming
(State or other jurisdiction of incorporation)

000-55800 (Commission File Number)	81-3623646 (IRS Employer Identification No.)

50 Battery Place, #7T, New York, New York10280
 (Address of principal executive offices) (Zip Code)

(212)-945-2080
(Registrant's telephone number, including area code)

___________________________________________
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Section 1-Registrant’s Business and Operations
Item 1.01 Entry into a Material Definitive Agreement

On November 30, 2019, Qrons Inc. (the “Company”) entered into a royalty and license fee sharing agreement (the “Royalty Agreement”) with Ariel Scientific Innovations Ltd., an Israeli corporation (“Ariel”) which, among other things, supersedes and terminates the license and research funding agreement, dated December 14, 2016, as amended (the “License Agreement”), between the parties. Certain services agreements related to laboratory access and other services are not affected by such termination.

From and after the occurrence of an Exit Event, as such term is described in the Royalty Agreement, including an underwritten public offering of the Company’s shares with proceeds of at least $25 million, a consolidation, merger or reorganization of the Company, and a sale of all or substantially all of the shares and/or the assets of the Company, Ariel has the right to require the Company to issue  up to 3% of the issued and outstanding shares of common stock of the Company at the time Ariel exercises such right.

In consideration for the parties’ agreement to terminate the License Agreement and for future general scientific collaboration between the parties, the Company agreed to pay Ariel  a royalty of 1.25% of net sales (as defined in the Royalty Agreement) of products sold by the Company, or its affiliates and licensees for fifteen years from the first commercial sale in a particular country.

The foregoing description of the Royalty Agreement is qualified in its entirety by reference to the full text of such Agreement, a copy of which is attached hereto as Exhibit 10.25 and is incorporated herein in its entirety by reference.

Section 5 – Corporate Governance and Management
Item 5.02 Departure of Directors or Certain Officers

Dr. John N. Bonfiglio was terminated as Chief Operating Officer of the Company as of November 30, 2019.

Section 9 – Financial Statements and Exhibits
Item 9.01.  Financial Statements and Exhibits

(d)   Exhibits.

Exhibit No.   Description

10.25	Royalty and License Fee Sharing Agreement, dated November 30, 2019, between the Company and Ariel Scientific Innovations Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QRONS INC.

Date: December 3, 2019	By:	/s/Jonah Meer
Name: Jonah Meer
Title: Chief Executive Officer

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